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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (date of earliest event reported) April 19, 1999
                                 ------------

                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                    0-16014                 23-2417713
      (State or Other       (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                  Identification Number)
      Incorporation)

                              Main at Water Street
                           Coudersport, PA 16915-1141
              (Address of principal executive offices)  (Zip Code)
                                 ------------
       Registrant's telephone number, including area code (814) 274-9830

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Item 5. Other Events

  Adelphia Communication Corporation ("Adelphia") recently announced the following transactions:

  (i) The repurchase agreements with FPL Group, Inc. regarding Adelphia stock and Olympus Communications, L.P. ("Olympus") partnership interests held by FPL Group, Inc. (see Form 8-K filed on January 28,
       1999).

  (ii)  The pending acquisition of FrontierVision Partners, L.P.
        ("FrontierVision") (see Form 8-K filed on February 23, 1999).

  (iii) The pending acquisition of Century Communications Corp. ("Century") (see Form 8-K filed on March 5, 1999).

  (iv) The pending acquisition of Harron Communications Corp. ("Harron") (see Form 8-K for event dated April 9, 1999).

  Adelphia is making available the separate company financial statements for Century, FrontierVision and Harron, and unaudited pro forma condensed financial information for Adelphia. These documents are incorporated by reference herein and are being filed as Exhibits 99.01, 99.02, 99.03, 99.04 and 99.05 to this report.

  The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in or incorporated into this Form 8-K is forward-looking, such as information relating to future capital raising or relating to the effects of future mergers and acquisitions. These "forward-looking statements" can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will," "should," "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made by, or on behalf of, Adelphia. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions; the availability and cost of capital; acquisitions and divestitures; government and regulatory policies; the pricing and availability of equipment, materials, inventories and programming; technological developments; the costs and other effects, such as expansion and integration issues, of mergers and acquisitions; year 2000 issues; and changes in the competitive environment in which the Company operates. Persons reading this Form 8-K are cautioned that no assurance can be given that any particular future results will be achieved, and that actual events or results may differ materially as a result of the risks and uncertainties facing Adelphia.


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Item 7. Financial Statements and Exhibits

  (c) Exhibits

 Exhibit No.                             Description
 -----------                             -----------
    23.01    Consent of Deloitte & Touche LLP. (Filed Herewith)

    23.02    Consent of KPMG LLP. (Filed Herewith)

    23.03    Consent of Deloitte & Touche LLP. (Filed Herewith)

    99.01 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Century Communications Corp.
             dated August 4, 1998, and the consolidated financial statements of Century Communications Corp. and subsidiaries as of May 31, 1997 and 1998 and for each of the three years in the period ended May
             31, 1998, all of which were also filed in the Century
             Communications Corp. Form 10-K for the fiscal year ended May 31,
             1998. (Filed Herewith)

    99.02    Unaudited financial information for Century Communications Corp.
             which was also filed in its Form 10-Q for the quarterly period ended February 28, 1999. (Filed Herewith)

    99.03    Independent Auditors' Report by KPMG LLP to the Partners of
             FrontierVision Partners, L.P., dated March 19, 1999, and the consolidated financial statements of FrontierVision Partners, L.P.
             and subsidiaries as of December 31, 1997 and 1998 and for each of the years in the three year period ended December 31, 1998. (Filed
             Herewith)

    99.04 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Harron Communications Corp. dated
             March 19, 1999 (April 12, 1999 as to Note 16), and the consolidated financial statements of Harron Communications Corp.
             and subsidiaries as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998. (Filed
             Herewith)

    99.05 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of December 31, 1998 and for the year ended March 31, 1998 and the nine months ended
             December 31, 1998. (Filed Herewith)

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

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date April 19, 1999

                                     ADELPHIA COMMUNICATIONS CORPORATION
                                     (Registrant)

                                                 /s/ Timothy J. Rigas
                                     By: ______________________________________
                                                   Timothy J. Rigas
                                          Executive Vice President, Treasurer
                                                          and
                                                Chief Financial Officer

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                                 EXHIBIT INDEX

 Exhibit No.                             Description
 -----------                             -----------
    23.01    Consent of Deloitte & Touche LLP. (Filed Herewith)

    23.02    Consent of KPMG LLP. (Filed Herewith)

    23.03    Consent of Deloitte & Touche LLP. (Filed Herewith)

    99.01 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Century Communications Corp.
             dated August 4, 1998, and the consolidated financial statements of Century Communications Corp. and subsidiaries as of May 31, 1997 and 1998 and for each of the three years in the period ended May
             31, 1998, all of which were also filed in the Century
             Communications Corp. Form 10-K for the fiscal year ended May 31,
             1998. (Filed Herewith)

    99.02    Unaudited financial information for Century Communications Corp.
             which was also filed in its Form 10-Q for the quarterly period ended February 28, 1999. (Filed Herewith)

    99.03    Independent Auditors' Report by KPMG LLP to the Partners of
             FrontierVision Partners, L.P., dated March 19, 1999, and the consolidated financial statements of FrontierVision Partners, L.P.
             and subsidiaries as of December 31, 1997 and 1998 and for each of the years in the three year period ended December 31, 1998. (Filed
             Herewith)

    99.04 Independent Auditors' Report by Deloitte & Touche LLP to the Board of Directors and Stockholders of Harron Communications Corp. dated
             March 19, 1999 (April 12, 1999 as to Note 16), and the consolidated financial statements of Harron Communications Corp.
             and subsidiaries as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998. (Filed
             Herewith)

    99.05 Unaudited pro forma condensed consolidated financial information for Adelphia Communications Corporation as of December 31, 1998 and for the year ended March 31, 1998 and the nine months ended
             December 31, 1998. (Filed Herewith)


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